TAXES	12 Months Ended
Mar. 31, 2020
TAXES [Abstract]
TAXES
Note 13 — TAXES

The components of deferred tax assets and liabilities are as follows (in thousands):

	Successor	Predecessor
	March 31, 2020	March 31, 2019
Deferred tax assets:
Foreign tax credits	$39,554	$39,554
State net operating losses	9,140	12,448
Net operating losses	68,919	102,074
Accrued pension liability	2,869	4,254
Accrued equity compensation	440	9,115
Interest expense limitation	33,567	17,852
Deferred revenue	375	511
Employee award programs	86	387
Employee payroll accruals	1,656	3,476
Inventories	6,853	1,263
Investment in unconsolidated affiliates	—	30,783
Convertible note	—	2,013
Capital loss carryover	—	4,200
Accrued expenses not currently deductible	9,000	6,339
Lease liabilities	22,369	—
Other	8,992	7,005
Valuation allowance - foreign tax credits	(39,554)	(39,554)
Valuation allowance - state	(9,140)	(12,448)
Valuation allowance - interest expense limitation	(11,603)	—
Valuation allowance	(58,264)	(76,212)
Total deferred tax assets	$85,259	$113,060
Deferred tax liabilities:
Property and equipment	$(38,299)	$(136,175)
Inventories	(987)	(1,754)
Investment in unconsolidated affiliates	(23,112)	(27,595)
ROU asset	(21,552)	—
Intangibles	(18,539)	—
Deferred gain	—	(1,872)
Other	(5,545)	(4,872)
Total deferred tax liabilities	$(108,034)	$(172,268)
Net deferred tax liabilities	$(22,775)	$(59,208)

Companies may use foreign tax credits to offset the U.S. income taxes due on income earned from foreign sources. However, the credit that may be claimed for a particular taxable year is limited by the total income tax on the U.S. income tax return as well as by the ratio of foreign source net income in each statutory category to total net income. The amount of creditable foreign taxes available for the taxable year that exceeds the limitation (i.e., “excess foreign tax credits”) may be carried back one year and forward ten years. The Company has $39.6 million of excess foreign tax credits as of March 31, 2020 (Successor), of which $6.6 million will expire in fiscal year 2021, $4.0 million will expire in fiscal year 2022, $0.2 million will expire in fiscal year 2023, $15.6 million will expire in fiscal year 2024 and $13.2 million will expire in fiscal year 2025. As of March 31, 2020 (Successor), the Company has $0.5 million of net operating losses in the U.S., all of which will expire in fiscal year 2038. In addition, the Company has net operating losses in certain states totaling $147.8 million which will begin to expire in fiscal year 2022. The valuation adjustments related to the Company’s equity method investments discussed in Note 3 resulted in the write-off of the related deferred tax asset on October 31, 2019 (Predecessor) for such investments. As part of the Chapter 11 Cases, indebtedness related to the 4½% Convertible Senior Notes was cancelled, therefore the deferred tax asset was reduced to zero as of October 31, 2019 (Predecessor).

Certain limitations on the deductibility of interest expense pursuant to the Tax Cuts and Jobs Act (the “Act”) became effective for Bristow on April 1, 2018. As of March 31, 2020 (Successor) and March 31, 2019 (Predecessor), the Company had $159.8 million and $85.0 million gross disallowed U.S. interest expense carryforward, respectively. The disallowed interest expense can be carried forward indefinitely. As of March 31, 2020 (Successor), a valuation allowance has been recorded for a portion of the deferred tax asset related to interest expense limitations.

The realization of deferred income tax assets is dependent upon the generation of sufficient taxable income during future periods in which the temporary differences are expected to reverse. The valuation allowance is reviewed on a quarterly basis and if the assessment of the “more likely than not” criteria changes, the valuation allowance is adjusted accordingly. The valuation allowance continues to be applied against certain deferred income tax assets where the Company has assessed that the realization of such assets does not meet the “more likely than not” criteria. As of March 31, 2020 (Successor), valuation allowances were $58.0 million for foreign operating loss carryforwards, $9.1 million for state operating loss carryforwards, $11.6 million for interest expense limitation carryforwards, $0.2 million for charitable contribution carryforwards and $39.6 million for foreign tax credits.

The following table is a rollforward of the valuation allowance against the Company’s deferred tax assets (in thousands):

	Successor	Predecessor
	Five Months Ended March 31, 2020	Seven Months Ended October 31, 2019	Fiscal Year Ended March 31,

			2019	2018
Balance – beginning of fiscal year	$(124,700)	$(128,214)	$(71,987)	$(74,727)
Additional allowances	(19,434)	(5,381)	(59,493)	(20,259)
Reversals and other changes	25,573	8,895	3,266	22,999
Balance – end of fiscal year	$(118,561)	$(124,700)	$(128,214)	$(71,987)

The components of loss before benefit (provision) for income taxes are as follows (in thousands):

	Successor	Predecessor
	Five Months Ended March 31, 2020	Seven Months Ended October 31, 2019	Fiscal Year Ended March 31,
			2019	2018
Domestic	$163,866	$(568,781)	$(263,377)	$(91,002)
Foreign	(24,308)	(318,603)	(72,922)	(136,998)
Total	$139,558	$(887,384)	$(336,299)	$(228,000)

The provision (benefit) for income taxes consisted of the following (in thousands):

	Successor		Predecessor
	Five Months Ended March 31,	Seven Months Ended October 31,	Fiscal Year Ended March 31,
Current:	2020	2019	2019	2018
Domestic	$(1,542)	$2,516	$1,337	$1,247
Foreign	6,572	9,178	15,313	13,607
	$5,030	$11,694	$16,650	$14,854
Deferred:
Domestic	$(5,072)	$(49,634)	$(16,523)	$(39,079)
Foreign	524	(13,238)	(288)	(6,666)
	$(4,548)	$(62,872)	$(16,811)	$(45,745)
Total	$482	$(51,178)	$(161)	$(30,891)

The reconciliation of the U.S. Federal statutory tax rate to the effective income tax rate for the (provision) benefit for income taxes is shown below:

	Successor		Predecessor
	Five Months Ended March 31,	Seven Months Ended October 31,	Fiscal Year Ended March 31,
	2020	2019	2019	2018

Statutory rate	21.0%	21.0%	21.0%	31.6%
Effect of U.S. tax reform	—%	—%	(3.5)%	9.9%
Net foreign tax on non-U.S. earnings	(4.2)%	(0.7)%	(0.3)%	0.8%
Benefit of foreign tax deduction in the U.S.	(0.2)%	—%	—%	—%
Foreign earnings indefinitely reinvested abroad	2.2%	(5.9)%	(4.4)%	(8.1)%
Change in valuation allowance	(0.4)%	(0.6)%	(15.2)%	1.1%
Foreign earnings that are currently taxed in the U.S.	0.8%	—%	(0.7)%	(33.0)%
Sales of subsidiaries	—%	(1.1)%	—%	—%
Effect of change in foreign statutory corporate income tax rates	—%	—%	0.4%	—%
Preferred stock embedded derivative	(27.7)%	—%	—%	—%
Contingent beneficial conversion feature	—%	(1.0)%	—%	—%
Impairment of foreign investments	1.4%	(0.6)%	—%	11.9%
Fresh start accounting and reorganization	6.7%	(3.6)%	—%	—%
Professional fees to be capitalized for tax	1.3%	(1.3)%	—%	—%
Changes in tax reserves	0.1%	—%	0.7%	(2.3)%
Other, net	(0.7)%	(0.4)%	2.0%	1.6%
Effective tax rate	0.3%	5.8%	—%	13.5%

In the five months ended March 31, 2020 (Successor), the Company’s effective tax rate is 0.3% and includes (a) $11.1 million of tax expense for fresh start accounting and reorganization related expenses, (b) $38.7 million of tax benefit from the preferred stock embedded derivative and (c) $2.0 million of tax expense for impairment of its investment in unconsolidated affiliates.

In the seven months ended October 31, 2019 (Predecessor), the Company’s effective tax rate is 5.8% and includes (a) $43.4 million of tax expense for fresh start accounting and reorganization related expenses, (b) $8.9 million of tax expense related to the contingent beneficial conversion feature, (c) $9.8 million of tax expense from the sale of foreign subsidiaries, (d) $5.3 million of tax expense for impairments and write-offs of certain investments and (d) $5.4 million of tax expense for an increase in valuation allowances.

In fiscal year 2019 (Predecessor), the Company’s effective tax rate is 0.0% and includes (a) $51.0 million of tax expense for an increase in valuation allowances and (b) a reduction to its previously-recorded U.S. statutory tax rate reduction adjustment of $19.0 million offset by a one-time non-cash transition tax expense of $30.6 million.

On December 22, 2017, the president of the United States signed into law the Act. The Act includes numerous changes in existing U.S. tax law, including a permanent reduction in the U.S. federal corporate income tax rate from 35% to 21%. The rate reduction took effect on January 1, 2018. Further, the Act provided for a one-time “deemed repatriation” of accumulated foreign earnings of certain foreign corporations. Under GAAP, the Company’s net deferred tax liabilities are required to be revalued during the period in which the new tax legislation is enacted. The Company completed its analysis of the income tax implications of the Act during the third quarter of fiscal year 2019. Pursuant to the issuance of additional guidance by the U.S. Internal Revenue Service related to the calculation of the one-time deemed repatriation tax, the Company adjusted its previously reported provisional amounts by recording an additional tax expense of $11.6 million related to remeasurement of deferred taxes offset by one-time mandatory deemed repatriation.

Certain provisions under the Act became applicable to the Company on April 1, 2018 and the Company’s tax provision for fiscal year 2019 includes the tax implications of these provisions. These provisions include Global Intangible Low-Taxed Income, Base Erosions and Anti-Avoidance Tax, Foreign Derived Intangible Income and certain limitations on the deduction of interest expense and utilization of net operating losses.

In fiscal year 2018 (Predecessor), the Company’s effective tax rate was 13.5% and includes: (i) tax benefit of $27.0 million related to the impairment of its investment in unconsolidated affiliates; (ii) tax impact of one-time transition tax on unrepatriated earnings of foreign subsidiaries under the Act of $52.9 million, which is partially offset by the utilization of foreign tax credits of $22.6 million; (iii) tax benefit of $53.0 million as a result of the revaluation of its net deferred tax liabilities; and (iv) tax benefit due to release of $22.8 million of foreign tax credit valuation allowances.

A portion of the Company’s aircraft fleet is owned directly or indirectly by its wholly owned Cayman Island subsidiaries. The Company’s foreign operations combined with its leasing structure provided a material benefit to the effective tax rates for fiscal years 2020, 2019 and 2018. Also, the Company’s effective tax rates for fiscal years 2020, 2019 and 2018 benefited from the permanent investment outside the U.S. of foreign earnings, upon which no U.S. tax had been provided until the one-time transition tax on unrepatriated earnings of foreign subsidiaries under the Act.

The Company’s operations are subject to the jurisdiction of multiple tax authorities, which impose various types of taxes on the Company, including income, value added, sales and payroll taxes. Determination of taxes owed in any jurisdiction requires the interpretation of related tax laws, regulations, judicial decisions and administrative interpretations of the local tax authority. As a result, the Company is subject to tax assessments in such jurisdictions including the re-determination of taxable amounts by tax authorities that may not agree with its interpretations and positions taken. The following table summarizes the years open by jurisdiction as of March 31, 2020 (Successor):

Jurisdiction	Years Open
U.S.	Fiscal year 2018 to present
U.K.	Fiscal year 2017 to present
Guyana	Fiscal year 2013 to present
Nigeria	Fiscal year 2012 to present
Trinidad	Fiscal year 2010 to present
Australia	Fiscal year 2016 to present
Norway	Fiscal year 2016 to present

The effects of a tax position are recognized in the period in which the Company determines that it is more-likely-than-not (defined as a more than 50% likelihood) that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured as the largest amount of tax benefit that is greater than 50% likely of being recognized upon ultimate settlement.

The Company has analyzed filing positions in the federal, state and foreign jurisdictions where it is required to file income tax returns for all open tax years. The Company believes that the settlement of any tax contingencies would not have a significant impact on its consolidated financial position, results of operations or liquidity. In the five months ended March 31, 2020 (Successor), the seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), the Company had a net (benefit) provision of $0.2 million, $(0.2) million, $(2.3) million and $5.4 million, respectively, of reserves for tax contingencies primarily related to non-U.S. income tax on foreign leasing operations. The Company’s policy is to accrue interest and penalties associated with uncertain tax positions in its provision for income taxes. In the five months ended March 31, 2020 (Successor), the seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), $0.2 million, $0.2 million, $0.0 million and $0.1 million, respectively, in interest and penalties were accrued in connection with uncertain tax positions.

As of March 31, 2020 (Successor) and March 31, 2019 (Predecessor), the Company had $4.3 million and $4.3 million, respectively, of unrecognized tax benefits, all of which would have an impact on its effective tax rate, if recognized.

The Company believes that it is reasonably possible that a decrease of up to $0.4 million in unrecognized tax benefits may be necessary within the coming year. In addition, the Company believes that it is reasonably possible that approximately $3.8 million of current other remaining unrecognized tax benefits may be recognized by the end of fiscal year 2023 as a result of a lapse of the statute of limitations.

The activity associated with unrecognized tax benefit is as follows (in thousands):

	Successor	Predecessor
	Five Months Ended March 31, 2020	Seven Months Ended October 31, 2019	Fiscal year ended March 31, 2019
Unrecognized tax benefits – beginning of period	$4,060	$4,337	$6,682
Increases for tax positions taken in prior periods	213	170	100
Decreases for tax positions taken in prior periods	—	(442)	(2,445)
Decrease related to statute of limitation expirations	(21)	(5)	—
Unrecognized tax benefits – end of period	$4,252	$4,060	$4,337

As of March 31, 2020 (Successor), the Company has aggregated approximately $102.1 million in unremitted earnings generated by foreign subsidiaries. The Company expects to indefinitely reinvest these earnings. Accordingly, the Company has not provided deferred taxes on these unremitted earnings. If the Company’s expectations were to change, withholding and other applicable taxes incurred upon repatriation, if any, are not expected to have a material impact on its results of operations. Pursuant to the Act, the Company subjected a significant portion of its accumulated foreign earnings from certain foreign corporations to the one-time “deemed repatriation” tax. Any additional taxes due with respect to such earnings or the excess of the amount for financial reporting over the tax basis of our foreign investments would generally be limited to foreign and state taxes.

Income taxes paid were $7.6 million, $9.5 million, $19.4 million and $26.7 million during the five months ended March 31, 2020 (Successor), the seven months ended October 31, 2019 (Predecessor), fiscal year 2019 (Predecessor) and fiscal year 2018 (Predecessor), respectively.

As described in Note 2, elements of the Plan provided that certain secured and unsecured debt that the Company held was exchanged for New Common Stock and New Preferred Stock. Absent an exception, a debtor recognizes cancellation of indebtedness income (“CODI”) upon discharge of its outstanding indebtedness for an amount of consideration that is less than its adjusted issue price. The Internal Revenue Code of 1986, as amended (“IRC”), provides that a debtor in a Chapter 11 bankruptcy case may exclude CODI from taxable income but must reduce certain of its tax attributes by the amount of any CODI realized as a result of the consummation of a plan of reorganization. The amount of CODI realized by a taxpayer is determined based on the fair market value of the consideration received by the creditors in settlement of outstanding indebtedness. As a result of the market value of equity upon emergence from the Chapter 11 Cases, the estimated amount of CODI is approximately $487.7 million, which reduced most of the value of the Company’s net operating loss carryover, the entire capital loss carryover and partially reduced the tax basis in the Company’s other assets. The actual reduction in tax attributes does not occur until the first day of the Company’s tax year subsequent to the date of emergence, or April 1, 2020. The Company previously reported $93.8 million deferred tax expense for the seven months ended October 31, 2019 (Predecessor) related to the reduction of net operating losses, tax basis in fixed assets and other assets. The Company has updated its estimate during the fourth quarter and reported a $4.2 million deferred tax benefit for the five months ended March 31, 2020 (Successor) for total deferred tax expense of $89.6 million. Due to the uncertainty of the amounts and allocations of the reduction in tax attributes there may be changes in the amount of deferred taxes that should be recorded. The Company has estimated its attributes subject to reduction based on current results from operations and gains and losses from sale of assets. Although the Company believes the income tax estimates are reasonable, any changes in the anticipated results may have a material effect on the Company’s results of operations.

IRC Section 382 provides an annual limitation with respect to the ability of a corporation to utilize its tax attributes, as well as certain built-in-losses, against future taxable income in the event of a change in ownership. Emergence from the Chapter 11 Cases resulted in a change in ownership for purposes of IRC Section 382. As part of the attribute reduction the Company reduced all but $0.5 million of its net operating losses, however certain future tax deductions available after the reduction for CODI are expected to be subject to an annual limitation under IRC Section 382.